KeyBanc Industrials and Basic Materials Conference May 2026 Exhibit 99.1

Important Information About Ryerson Holding Corporation These materials do not constitute an offer or solicitation to purchase or sell securities of Ryerson Holding Corporation (“Ryerson” or “the Company”) or its subsidiaries and no investment decision should be made based upon the information provided herein. Ryerson strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at https://ir.ryerson.com/financials/sec-filings/default.aspx. This site also provides additional information about Ryerson. Safe Harbor Provision Certain statements made in this release and other written or oral statements made by or on behalf of the Company constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding our future performance, as well as management's expectations, beliefs, intentions, plans, estimates, objectives, or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as “objectives,” “goals,” “preliminary,” “range,” “believes,” “expects,” “may,” “estimates,” “will,” “should,” “plans,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The Company cautions that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements as a result of various factors. Among the factors that significantly impact our business are: the cyclicality of our business; the highly competitive, volatile, and fragmented metals industry in which we operate; the impact of geopolitical events; fluctuating metal prices; our indebtedness and the covenants in instruments governing such indebtedness; the integration of acquired operations; regulatory and other operational risks associated with our operations located inside and outside of the United States; the influence of a single investor group over our policies and procedures; work stoppages; obligations under certain employee retirement benefit plans; currency fluctuations; and consolidation in the metals industry. Forward-looking statements should, therefore, be considered in light of various factors, including those set forth above and those set forth under “Risk Factors” in our most recent annual report on Form 10-K for the year ended December 31, 2025, and in our other filings with the Securities and Exchange Commission. Moreover, we caution against placing undue reliance on these statements, which speak only as of the date they were made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise. Non-GAAP Measures Certain measures contained in these slides or the related presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnotes. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is included in the Appendix.  2

RYERSON – RYZ

RYERSON

Headquarters	Chicago, IL
Operating Locations	~160
Combined Market Share[1]	7.2%
Market Capitalization	$1.2B
Net Debt	$883M
Global Employees	~6,400

Metrics are as of March 31, 2026

- A leading distributor, processor and **industrial metal solutions provider** with an emergent intelligent and digitally enabled network across North America driven to create the industry's best customer experience through **innovation, integration, and supply-chain optimization**
- **Merged with Olympic Steel on February 13, 2026** and building early synergy momentum, advancing commercial alignment, and leveraging our combined scale to **offer greater value to customers and stakeholders**



Revenue, $B
Q1 2026 Actual
Q2 2026 Guidance
RYI Actual
$4.6
$4.6
$3.5
$1.9
$1.6
2024
2025
1H 2026



Adjusted EBITDA, excl. LIFO2, $M
Q1 2026 Actual
Q2 2026 Guidance
RYI Actual
$114
$139
$157
$90
$67
2024
2025
1H 2026



Q1 Product Mix
Other 3%
Aluminum 22%
Carbon 51%
Stainless 24%

2024 and 2025 results are Ryerson legacy and do not include Olympic Steel while Q1 2026 results include six weeks of Olympic Steel results and Q2 2026 guidance represents management's expectations for the full quarter together. Product mix per Q1 2026 10-Q on a revenue basis. Second quarter 2026 revenue and Adj. EBITDA, excl. LIFO guidance represents midpoints of ranges provided via form 8-K filed 5/6/26. [1]Market share represents Ryerson's first quarter North American volumes as a portion of the North American Industry as measured by the Metal Service Center Institute; [2]For adj. EBITDA, excl. LIFO and net debt calculations please see Appendix

3

Stronger together Ryerson locations Olympic Steel locations 4 Perfectly positioned to benefit from domestic infrastructure spending, U.S. reshoring push, and data center build outs Ability to optimize footprint, supply chain, and distribution network Increased density enables improved speed to market and a wider array of solutions Higher asset utilization opportunities with ability to cross-sell value add capabilities For a full listing of company locations, please see Ryerson’s 2025 10-K and Olympic Steel’s 2024 10-K

COMPELLING SYNERGY OPPORTUNITY

OVERVIEW

~$120M	33%	100%	>$190M
Expected Annual Run Rate Synergies[1]	Expected implementation by end of Year 1	Expected implementation by end of Year 2	Pro Forma Free Cash Flow[2]

4 Key Pillars Underpinning Synergy Realization

Procurement

~$40M

- Improved purchasing efficiency
- Lower costs per touch – plant transfers and final mile delivery
- Scalable IT systems for optimizing inventories at the local plant level

Efficiency Gains

~$25M

- Functional area and administrative redundancy cost-outs
- Higher capacity utilization across the combined network drives productivity, increases in revenue and tons shipped per employee, and improved expense leverage

Commercial Enhancement

~$20M

- Scaled combined fabrication network at higher than "general line service center margins"
- Transactional business growth through commercial portfolio optimization
- Program-OEM growth in North America serving more OEM locations with lower cost supply chains

Network Optimization

~$35M

- Optimized asset utilization across the platform
- Movement of equipment to higher return locations
- Sharing of equipment and inventory to drive market share growth

Note: [1] Synergy estimate is preliminary and subject to change; synergy realization subject to estimated ~$40M non-recurring cost to achieve across years 1 & 2; [2] 2024 Figure includes run-rate synergies of $120M

5

MERGER SYNERGY PROGRESS

RYERSON

Estimated annual run-rate savings from Q1 actions


$40M
$25M
$20M
$35M
$120M
$15M
$5M
$5M
$15M
$40M
Procurement
Efficiency Gains
Commercial Enhancement
Network Optimization
TOTAL SYNERGIES

- $40M in expected annualized synergies, $1 million of which was realized in Q1 with $4-6 million expected in Q2 and more anticipated in the second half of 2026
- Minimal non-recurring one-time costs to achieve synergies thus far, less than $1 million to date
- Procurement – consolidating purchasing power across all spend categories
- Efficiency Gains – elimination of duplicate public company costs
- Commercial Enhancements – increased sales due to larger footprint and move diversified footprint
- Network Optimization – elimination of outside processing costs and relocation of internal processing to closer facilities to save freight and move closer to the customer

6

PRIMED TO CAPTURE ATTRACTIVE RETURNS

SIGNIFICANT CAPITAL INVESTED



($M)
RYI Capex
ZEUS Capex[1]
RYZ Capex
$125
$20
$105
$143
$21
$122
$129
$29
$100
$87
$35
$52
$75
2022
2023
2024
2025
2026F

SELECT HIGHLIGHTS

$480M+
Total 2022-2025 investment[1]

20%+
Targeted Project ROI on growth capex investments[2]

RYERSON



- University Park – New CS&W HQ
- Shelbyville expansion
- New Pacific NW facility in Centralia, WA
- Ryerson.com 3.0
- Atlanta Tube Laser Center
- ERP Integration Progress

OLYMPICSTEEL



Action Stainless

- New cut-to-length line in Minneapolis, MN
- New white metals cut-to-length line in Schaumburg, IL
- Automation and capacity expansion of the Chambersburg, PA warehouse and fabrication operations
- Expansion of Action Stainless' capabilities in Houston, TX
- High-speed stainless slitter at Berlin Metals

Note: [1] Olympic Steel's 2025 capex is estimated; Combined company estimated to require $40 – 50M in annual maintenance capex; [2] Per management targets
Ryerson's forecasted 2026 capital expenditures as disclosed on the Company's Q1 2026 earnings call on 5/7/26

7

Moving Up the Value Chain TOGETHER Distribution Digital distribution platform Transport and fleet management Inventory and fulfillment optimization Processing Slitting Tempering Blanking Annealing Coating Polishing Finished Parts End-to-end fabrication expertise Strategic manufacturing footprint Integrated engineering Kits & Assemblies Custom kits and subassemblies Pre-cut components Integration with OEM manufacturing Value-Add / Value Engineer Multi-step processing Highly engineered cuts and modifications Build-to-print & precision processing Advanced Processing End Products Stainless steel bollards Mfg. assembly for data center racking and cooling systems Industrial hoppers Service station canopies HVAC systems 8

U.S. ISM Purchasing Managers Index Commodity Prices Trending Up 1Sources: Bloomberg: prices through May 19, 2026, indexed to December 2019; US Industrial Production MoM and US ISM Purchasing Managers Index from Trading Economics commodity & Macro Environment Futures Demand and order activity has been strong in early 2026 relative to recent periods, illustrated by the ISM Purchasing Manager’s Index, while industrial metal commodity price bellwethers moved higher in the first quarter, supporting improving average selling prices. Ryerson’s first quarter volume growth was led by transactional business while PMI readings have indicated expanding manufacturing activity for the past four months, the longest consecutive growth period since late 2022. Data center and power generation continue to be strong secular trends supporting backlogs while service center inventory levels are currently lean relative to the past five years.

PRICE TO BOOK BELOW PEERS

RYERSON

	Peer Average[1]	Ryerson
Price/Book as of 3/31[2]	1.87	0.91
Implied RYZ share price at peer P/B average:		**~$46/share**

As of 3/31, Ryerson traded at a discount to book value of equity, generating a price to book ratio significantly discounted relative to peers.

Post-merger, with increased scale and synergistic growth opportunities we can expect to improve through-the-cycle earnings and close the price to book value multiple difference thus achieving an industry-average ratio price to book ratio that would imply a price of approximately $46/share.

Book Value of Equity & Market Capitalization, $M



ZEUS[3]
RYI
RYZ
RYZ Mkt Cap
516
555
574
579
1,282
1,167
885
906
815
753
2022
2023
2024
2025
Q1 2026

[1]Peers include Reliance, Russel, and Worthington Steel. [2]Peer P/B ratios are as of 3/31/26 except Worthington Steel which is as of 2/28/25. [3]ZUES's 2025 book value of equity is represented by Q3 2025.

10

Capital allocation plan Capex Budgeted $75M for FY 2026 Dividends Quarterly dividend/share of $0.1875 for Q2 ’26, annual yield of 3.3%1 M&A Highly selective while focusing on Olympic integration Buybacks Repurchased $1.6M in Q1; RYZ Board approved authorization for $100M of purchases through April 30th, 2028 Create & Return Value 1Calculated using 3/31/26 closing stock price of $22.48

Appendix

Q1 2026 Same-Store financials 14 Generated Q1 2026 total company revenue of $1.57 billion following the February 13th merger with Olympic Steel, Inc. with tons shipped up 31.2% and average selling prices up 5.2% compared to Q1 2025. Same-store revenue generated was $1.29 billion in Q1 2026 with tons shipped 4.6% higher and average selling prices 8.9% higher year-over-year. Total Company Adj. EBITDA, excl. LIFO generation was above guidance range at $67.4 million, $12.5 million of which was contributed by Olympic Steel in the six weeks post merger close.

Margin and Expense Trends *Adjusted expenses are operating expenses excluding restructuring, impairment charges on fixed assets, gain on insurance settlement, and advisory service fees; see Appendix for reconciliation. 2024 and 2025 quarters are Ryerson legacy and do not include Olympic Steel results; Olympic is included in six weeks of Q1 2026 results. 15 Gross margin per ton expanded in the first quarter of 2026 as contract pricing began to reset amid the higher commodity price environment while transactional pricing was supported by the improved demand environment. At the same time, adjusted expenses* (excluding one-time items) per ton decreased despite inflationary pressures in compensation and benefits and delivery expenses. Ryerson expects its procurement, efficiency, commercial enhancement, and network optimization synergy strategies to support margin growth and expense management over the next two years.

Non-GAAP Reconciliation Note: EBITDA represents net (loss) income before interest and other expense on debt, provision (benefit) for income taxes, depreciation and amortization. Adjusted EBITDA gives further effect to, among other things, reorganization expenses, gain on settlements, gain on benefit plan curtailment, pension settlement charges, and foreign currency transaction gains and losses, and purchase considerations among other items. We believe that the presentation of EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), provides useful information to investors regarding our operational performance because they enhance an investor’s overall understanding of our core financial performance and provide a basis of comparison of results between current, past, and future periods. We also disclose the metric Adjusted EBITDA, excluding LIFO expense (income), to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), are three of the primary metrics management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of our business without the effect of U.S. generally accepted accounting principles, or GAAP, expenses, revenues and gains (losses) that are unrelated to the day-to-day performance of our business. We also establish compensation programs for our executive management and regional employees that are based upon the achievement of pre-established EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), targets. We also use EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), to benchmark our operating performance to that of our competitors. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), do not represent, and should not be used as a substitute for, net income (loss) or cash flows from operations as determined in accordance with generally accepted accounting principles, and neither EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), is necessarily an indication of whether cash flow will be sufficient to fund our cash requirements. This release also presents gross margin, excluding LIFO expense (income), which is calculated as gross profit minus LIFO expense (income), divided by net sales. We have excluded LIFO expense (income) from gross margin and Adjusted EBITDA as a percentage of net sales metrics in order to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories as we do. Our definitions of EBITDA, Adjusted EBITDA, Adjusted EBITDA, excluding LIFO expense (income), gross margin, excluding LIFO expense (income), and Adjusted EBITDA, excluding LIFO expense (income), as a percentage of sales may differ from that of other companies.

Q2 Guidance & Expense Reconciliation Second quarter guidance is as filed on 5/6/26 via form 8-K Q1 2026 expenses include six weeks of Olympic Steel results; previous quarters are legacy Ryerson

EBITDA & Leverage Ratio Reconciliations 18 2023-2025 are Ryerson legacy and do not include Olympic Steel; Q1 2026 includes six weeks of Olympic Steel results